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                                                                    EXHIBIT 10.6

                                SECOND AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                  SECOND AMENDMENT, dated as of October 13, 1995 (the 'Amendment'), to the Amended and Restated Credit Agreement, dated as of April 12, 1995, among NAI Technologies, Inc., a New York corporation (the 'Borrower'), Chemical Bank, a New York banking corporation ('Chemical'), The Bank of New York, a New York banking corporation ('BNY'), and each of the other financial institutions which from time to time becomes party thereto (together with Chemical and BNY, the 'Banks'), BNY, as administrative agent (in such capacity, the 'Administrative Agent') and Chemical, as collateral agent (in such capacity, the 'Collateral Agent').

                             W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 12, 1995 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of August 14, 1995, the 'Credit Agreement');

                  WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as therein defined;

                  WHEREAS, the Borrower and Charles Holmes ('Holmes') have reached an agreement whereby Holmes will make a $1,000,000 subordinated unsecured loan to the Borrower in exchange for certain consideration;

                  WHEREAS, the Borrower has requested a limited waiver of the financial covenant set forth in Section 6.16 of the Credit Agreement for the periods provided herein; and

                  WHEREAS,  the Borrower has requested and the Banks have agreed to consent to the incurrence of such subordinated indebtedness and to waive compliance with the financial covenant referred to above on the terms hereinafter set forth.

                  Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Amendment to Article I. Article I of the Credit Agreement is hereby amended by adding the following defined term to Section 1.01 thereof:

         'Second Amendment' shall mean the Second Amendment dated as of October 13, 1995 to the Agreement.

                  Section 2. Amendments to Article V. Article V of the Credit Agreement is hereby amended by adding the following sections at the end thereof:



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         Section 5.16.  Delivery of Certificate.  Within five days after the end of each month, furnish each of the Banks with a certificate of a Financial Officer certifying that neither the Borrower nor any of the Guarantors have sold any Inventory, fixtures or equipment for amounts less than 90% of the book value of such assets during the preceding month.

         Section 5.17. Additional Subordinated Note. In the event that the Borrower seeks to obtain $2,000,000 of the Subordinated Indebtedness permitted by Section 6.03(vi) hereof, cause the promissory note delivered to the Subordinated Lender thereof to be in substantially the form of note annexed as Exhibit A to the Second Amendment.

                  Section 3. Clarification of Section 6.02. For purposes of clarifying the provisions of Section 6.02, it is understood and agreed among the parties hereto that the sale of Inventory, fixtures and equipment for amounts equal to or in excess of 90% of the book value of such assets would constitute a sale in the ordinary course of business, and that a sale of such assets for amounts below 90% of the book value of such assets would not constitute a sale in the ordinary course of business.

                  Section 4. Amendments to Article VI. Article VI of the Credit Agreement is hereby amended by (a) amending Section 6.03 thereof to delete the word 'and' prior to clause (v) and to add the following language at the conclusion of such Section just prior to the period:

         ; and (vi) Indebtedness of the Borrower to Charles Holmes or any of his Affiliates (the 'Subordinated Lender') in an aggregate amount not to exceed $3,000,000 (the 'Subordinated Indebtedness'), which Indebtedness shall be subordinate in right of payment to the Indebtedness owed to the Bank under this Agreement.

and (b) to add the following section at the end thereof:

         Section  6.18.  Use  of  Proceeds  of  Subordinated  Indebtedness.  The
         Borrower will not, and will not permit its Subsidiaries to, use proceeds of the Subordinated Indebtedness for purposes of mergers, acquisitions, joint ventures or other business combinations. Any such use of the proceeds of the Subordinated Indebtedness shall constitute an Event of Default under the Agreement.

                  Section 5. Limited Waiver of Section 6.16; Consolidated Tangible Net Worth. Compliance with the financial covenant set forth in Section
6.16 of the Credit Agreement is hereby waived for the period August 1, 1995 through December 15, 1995; provided, that the Consolidated Tangible Net Worth shall not be less than $1,000,000.

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                  Section 6. Confirmation of Liens. The Borrower hereby confirms that, pursuant to the terms of the Credit Agreement and the Security Documents, the Borrower and the Guarantors have granted Liens on all of their assets to the Collateral Agent for the benefit of the Banks. The Borrower hereby further confirms that it will not and will not permit its Subsidiaries to incur, create, assume or suffer to exist any Lien on any property or assets, income or profits of the Borrower or any of its Subsidiaries other than those permitted by Section
6.01 of the Credit Agreement, and any such granting of any such Lien in favor of any third person, including the holders of the Subordinated Indebtedness (as hereinafter defined) shall constitute an Event of Default under the Credit Agreement. Nothing contained herein (including the provisions of Section 2 hereof) shall constitute a release or modification of any Lien in favor of the Collateral Agent and the Banks in any Collateral which constitutes security for any of the Obligations.

                  Section 7. Representations and Warranties. The representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date. As of the Effective Date, and after giving effect to this Amendment, no Event of Default, or an event with which the giving of notice or the passage of time, or both, would constitute an Event of Default, exists.

                  Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

                  Section 9. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the 'Effective Date') when all of the following shall have occurred:

                           (a)      The Banks shall have each received
         counterparts of this Amendment, duly executed by the Borrower;

                           (b) The Borrower shall have received $1,000,000 in cash in respect of Subordinated Indebtedness; and

                           (c) The Banks shall have received a copy of the fully executed promissory note of the Borrower to the Subordinated Lender in the form of Exhibit A hereto.

                  Section 10. Ratification. Except to the extent hereby amended, the Credit Agreement remains in full force and effect and is hereby ratified and affirmed. References in the Loan Documents to the Credit Agreement shall mean such document as amended by this Amendment, as the same may be further amended, supplemented or otherwise modified from time to time.


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                  Section 11. Costs and  Expenses.  All  out-of-pocket  expenses incurred by the Banks, including the reasonable fees and disbursements of Zalkin, Rodin & Goodman LLP, counsel to the Banks, incurred in connection with the negotiation and preparation of this Amendment shall be paid by the Borrower as provided in Subsection 9.05 of the Credit Agreement. The Borrower hereby confirms that the Borrower shall be obligated to reimburse the Banks' reasonable expenses incurred in the retention of a financial advisor to the Banks in connection with the administration of the Loans or the protection or enforcement of the Banks' rights in connection therewith.

                  Section 12. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or
(b) to prejudice any right or rights which the Administrative Agent, Collateral Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein.

                  Section 13. Applicable Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                  Section 14. Headings. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  Section 15. Integration. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit
Agreement and the terms of any letters and other documentation entered into among the Borrower and any Bank or the Administrative Agent or the Collateral Agent prior to the execution of this Amendment which relate to the amendment of the Credit Agreement shall be replaced by the terms of this Amendment.

                  Section 16. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                          NAI TECHNOLOGIES, INC.

                                          By___________________________
                                            Title:

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                                          THE BANK OF NEW YORK
                                          as Administrative Agent and as a Bank

                                          By:___________________________
                                             Vice President

                                          CHEMICAL BANK
                                          as Collateral Agent and as a Bank

                                          By:___________________________
                                             Vice President
Consented to as of this
13th day of October, 1995

NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION

By:_______________________
   Title:

WILCOM, INC.

By:_______________________
   Title:

ARATHON, V.I., INC.

By:_______________________
   Title:

CODAR TECHNOLOGY, INC.

By:_______________________
   Title:

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